2007 Fourth Quarter Earnings Call

February 19, 2008

Exhibit 99-2

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements
made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured credit facility and the indenture governing the notes and accordingly, is important to the
Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell
Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s
September 30, 2007 10-Q, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted
EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the
Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered premium, low-
maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards, AZEK® Deck, AZEK®
Moulding, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec ®, as well as many other brands. For additional information on CPG please visit our web site at http:// www.cpgint.com.

Please note:

To access the conference call, please dial (866) 315-3365, and use conference ID code 34788417.  An encore presentation will be available for one week after the completion of the call.  In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 34788417.

2007 Financial Highlights

Market Conditions:            Housing starts down 24.8% from prior year

Inventory at minimum levels throughout channel

Revenue:                                                Up 20% to $313.7mm

Procell Acquisition (AZEK Deck) drives growth

Gross Margin:                              28.2% in 2007 vs. 26.1% in 2006

Volume, material costs, operational improvements

SG&A:                                                          14.9% of revenue vs. 15.4% in 2006

Increased scale, controlled costs offset by one time
expenses

Adjusted EBITDA:               Up 43% to $63.2mm; 20.1% margin

Net Income:                                      $4.7mm, up from a net loss of $0.5mm in 2006

Quarter Highlights

Introduction

Mission:

Be the Leading Supplier of Premium

Low Maintenance Building Products

Objective

Mission and Objectives

Increase market penetration

Geographies

Multi-Product offering

Distribution channels

Improve cost position

Operational efficiency

Functional excellence

Leverage scale

Product Leadership/Innovation

New products

Product enhancements

Expanded R&D

Operational Highlights – Scranton Products

Increasing Market Penetration:

Focused on regaining market share in Commercial business

Actively engaging key dealers and productive reps prior to bid season

Introducing new marketing materials to support architects, dealers, reps

Focus on improving customer experience with improved CSR department

Improving Cost Position:

Acquisition integration lowered Q4 costs 8.2%

Plant layout, lean initiatives paying dividends

Managing working capital tightly, inventory down 32.6%

Product Leadership:

New locker design

Fire rated line of partitions

Quarter Highlights

Operational Highlights – AZEK

Increasing Market Penetration:

Demand for cellular PVC decking growing

Multiple product lines of AZEK products being well received by dealers

Deck offering accelerating penetration of trim

Allegiance dealer base increased by > 50% in 2008 Winter Buy sign up

Sales force effectiveness program being implemented

Home Depot test continues, increasing resources

Improving Cost Position:

Scranton decking manufacturing on-line

Improved scheduling/production planning

Managing working capital tightly

Optimizing product formulation

Product Leadership:

Porch plank being launched in April

Expanded mouldings line

Introducing railing to AZEK channel

Continuing to improve/add to product portfolio

Quarter Highlights

Quarterly Revenue

Financial Overview

YOY $8.4

or 16.3%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Q4 ’06 Rev                                $51.3

Procell PF ’06                                9.8

Q4 ’06 PF Rev                           $61.1

AZEK                                             0.2

SP                                                                          (1.7)

Total                                                                           $59.6

Pro Forma Variance Analysis

($ in millions)

YOY revenue growth 16.3%

Procell Acquisition

SP sales channel repositioning
underway

YOY $(1.5)

or (2.4)%

Quarterly Earnings

YOY Adj. EBITDA growth 29.2%

Procell Acquisition

Lower material costs

Increased productivity/efficiency

Leveraging SG&A spend

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin/SG&A

(% of revenue)

Q4 ’06 Adj. EBITDA                                     $8.2

Procell PF ‘06                                                         1.8

Q4 ’06 PF Adj. EBITDA                        $10.0

Change                                                                          0.6

Total                                                                           $10.6

Variance Analysis

($ in millions)

YOY $2.4

or 29.2%

YOY $0.6

or 6.0%

Full Year Performance

Pro Forma Revenue and EBITDA
up strongly

AZEK Deck growth offsetting SP
decline

Improved profitability

Financial Overview

Revenue/Pro Forma (PF)

($ in millions)

Pro Forma Adj. EBITDA

($ in millions)

2006 Rev                                                           $261.7

Procell PF ‘06                                                     32.9

Santana PF ’06                                                 10.1

YTD Q3 ’06 PF Rev                              $304.7

Procell PF ’07 (Jan)                                         3.4

SP                                                 (9.9)

AZEK                                                                            18.9

Total                                                                       $317.1

Revenue Variance Analysis

($ in millions)

YOY $12.4

or 4.0%

YOY $11.0

or 20.7%

16.9%

margin

20.1%

margin

Capital Expenditures

Financial Overview

YOY $1.4

or 48.3%

Quarter Cap Ex

($ in millions)

Strategic investment continues

Decking capacity in both Foley
and Scranton

Ample capacity to serve market

Historical Cap Ex

($ in millions)

YOY $(2.3)

or (13.5)%

Working Capital Management

Tightly managing working capital

Inventory days down YOY,
build in Q4 for Winter Buy

AR days lower YOY

AP in line with historical norms

Financial Overview

YOY $6.8

or 14.9%

Inventory and Inv Days

($ in millions)

AR and AR Days

($ in millions)

YOY $1.4

or 4.7%

Inv/AR/Prepaid less AP/Accrued(1)

($ in millions)

Footnote:

(1)  Excludes $6.9mm of accrued earn-out.

Liquidity Position

Financial Overview

Net Debt(1) & Net Debt/EBITDA(2)

($ in millions)

Liquidity

($ in millions)

De-leveraging  in difficult environment

Focused on Cash

Liquidity position at $48.2mm

Trailing Twelve Month Adjusted Pro Forma EBITDA of $63.9mm

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month pro forma adjusted EBITDA as defined in Credit Agreement

Composatron Acquisition enhances AZEK value

Acquisition further strengthens the foundation of AZEK Building Products

Expanded product offering is a powerful differentiator in the market (as evidenced by AZEK Deck/Trim feedback)

Increasing line-up of top tier, premium branded building products

Attractive opportunity at reasonable purchase price

Purchase price of CAD$30mm up front

Potential CAD$4MM earn-out if Composatron meets 2008 revenue targets (full payout at revenue of $35mm CAD)

Upfront Adjusted EBITDA multiple of 6.1x (6.5x with fees)

Acquisition financing maintains prudent capital structure

$65mm ABL facility increases borrowing base and liquidity

New $25mm senior term loan to finance acquisition

Pro forma leverage remains below 5.0x

Acquisition Overview

Leading manufacturer of premium PVC composite railing systems

Founded in 2001 by private entrepreneurs

The Company operates two facilities outside of Toronto, Canada and sells primarily to end customers in the United States

Railing revenue of CAD$21mm

Excellent product extension for AZEK Building Products

Highly complimentary product of AZEK Deck

Strengthens the AZEK product offerings

Product attributes consistent with premium AZEK brand

Already offers a successful set of rail products designed to march AZEK Deck’s color palette

Expanded distribution opportunities with existing AZEK channel footprint

Largest 2 customers are AZEK distributors

Opportunity to expand product to an additional 70+ distributor locations

Current AZEK Deck customers have been requesting a matching rail system during sales calls and feedback sessions

Technology aligned with CPG/AZEK institutional knowledge

PVC based products

Profile extrusion technology and equipment

Composatron’s formulation gives it product attributes and durability similar to Procell and AZEK

Acquisition Overview

Composatron offers leading railing line
complimenting AZEK product offerings

Product consistent with AZEK brand

Premier/Trademark brands are recognized market leaders of premium railing products

Highly durable, low maintenance PVC/wood flour mix with PVC capstock

ICC Code listed

Multiple colors matching AZEK Deck in addition to traditional white

Co-extrusion technology superior to typical hollow vinyl railing

Installation ease with typical woodworking tools

Mountable on any home exterior - wood, stucco, brick, stone, or vinyl and can be used on multiple surfaces including decks, docks and concrete porches

Products are generally installed by decking contractors who prioritize ease of installation and durability – both strong points for Composatron

Product Cross-Section: Wood
Flour/PVC filler with a PVC cap Stock

Color Selection: White rails or colors to match
AZEK Deck

Installation: All pre-drilled holes
– only screws needed for
assembly

Acquisition Overview

Downside:

Housing market deteriorates further

Recession impacts remodeling market

Recession impacts industrial markets

Resin prices escalate further

Upside:

Higher AZEK® Trim/Moulding/Deck
growth

Increased market penetration for
AZEK products

Increased outlets for Railing

Improved material cost and lower resin

$ in millions                                                                     2007                                                2008

                                                                                          ActualLow                                    High

Revenue                                                             $313.7                                    $335                            $385

GM %                                                                      28.2%                                    26.5%                          28.5%

SG&A %                                                              14.9%                                   13.5%                          14.5%

Adjusted EBITDA                                       $63                                         $68                              $78

Capital Expenditures                             $14                                         $8                           $13

2008 Guidance

2008 Adjusted EBITDA Guidance

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Santana and Procell Decking as if the Santana Acquisition and the Procell Acquisition took place on January 1, 2006, as defined by our credit agreement.

19

Year

Ended

Year

Ended

December

31

,

December

31

,

2007

2006

Net income (loss)

$

4,

678

$

                (

485

)

    Interest expense, net

33,

700

28,685

    Income tax expense

3,809

230

    Depreciation and amortization

18,157

13,813

EBITDA

$

60,

344

$

42,243

Reconciliation to Adjusted EBITDA:

EBITDA

$

60,

344

$

42,243

  N

on

-

recurring items:

     Settlement charges

500

–

     Net gain on sale of fixed assets

(421

)

–

     Retiring executive costs

–

385

     Severance costs

1,009

–

     Relocation and hiring costs

–

81

     Management fee

and expenses

1,733

1,021

     Non

-

recurring /acquisition costs

  73

545

Adjusted EBITDA

$

63,

238

$

44,275

Proforma adjustments(1)

710

             8,582

Adjusted EBITDA with pro forma adjustments

$

6

3,948

$

           52,857

Net Income to Adjusted EBITDA Reconciliation-QTD

Appendix

_____________________

(1) Represents the pro forma effect from Santana and Procell Decking as if the Santana Acquisition and the Procell Acquisition took place on January 1, 2006, as defined by our credit agreement.

Three

Three

Months Ended

Months

Ended

December

31

,

December

31

,

2007

2006

Net

loss

$

             (

1,

907

)

$

    (

3,087

)

    Interest expense, net

         8,

315

   7,446

    Income tax b

enefit

(1

,694

)

(657

)

    Depreciation and amortization

          5,291

  3,822

EBITDA

$

10,

005

$

7,524

Reconciliation to Adjusted EBITDA:

EBITDA

$

10,

005

$

   7,524

  Non

-

recurring items:

     Loss on sale of fixed assets

21

–

     Retiring executive costs

–

138

     Severance costs

204

–

     Management fee and expenses

388

432

     Non

-

recurring /ac

quisition costs

–

122

Adjusted EBITDA

$

            10,

618

$

    8,216

Pro forma adjustments

(1)

–

              1,802

Adjusted EBITDA with pro forma adjustments

$

    10,

618

$

           10,018

Quarterly Volume Information

Appendix

Industrial

Commercial

Residential

Industrial

CPG

CPG

22